Exhibit 3.1





                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      among

                            KDSM, INC., as Depositor,

                                       and


           First Union National Bank of Maryland, as Property Trustee,

               First Union Bank of Delaware, as Delaware Trustee,

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                           Dated as of March 12, 1997

                                SINCLAIR CAPITAL


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

ARTICLE I        Defined Terms.................................................2

Section 1.01.    Definitions...................................................2

ARTICLE II       Establishment of the Trust...................................16

Section 2.01.    Name.........................................................16
Section 2.02.    Principal Place of Business of the
                 Trust and the Delaware Trustee...............................16
Section 2.03.    Initial Contribution of Trust Property;
                 Organizational Expenses......................................16
Section 2.04.    Issuance of the Preferred Securities.........................16
Section 2.05.    Issuance of the Common Securities;
                 Subscription and Purchase of the
                 KDSM Senior Debentures.......................................16
Section 2.06.    Declaration of Trust.........................................17
Section 2.07.    Authorization to Enter into Certain
                 Transactions.................................................17
Section 2.08.    Assets of Trust..............................................23
Section 2.09.    Title to Trust Property......................................23

ARTICLE III      Payment Account..............................................23

Section 3.01.    Payment Account..............................................23

ARTICLE IV       Distributions; Redemption....................................24

Section 4.01.    Distributions; Rights of Holders of
                 Preferred Securities.........................................24
Section 4.02.    Redemption...................................................25
Section 4.03.    Subordination of Common Securities...........................27
Section 4.04.    Payment Procedures...........................................28
Section 4.05.    Tax Returns and Reports......................................28
Section 4.06     Payment of Taxes, Duties, Etc. of the Trust..................29
Section 4.07.    Payments under Indenture.....................................29
Section 4.08.    Change of Control............................................29

ARTICLE V        Trust Securities Certificates................................33

Section 5.01.    Initial Ownership............................................33
Section 5.02.    The Trust Securities Certificates............................33
Section 5.03.    Delivery of Trust Securities Certificates....................34
Section 5.04.    Global Securities............................................34
Section 5.05.    Registration, Registration of Transfer and Exchange..........35
Section 5.06.    Mutilated, Destroyed, Lost or Stolen Trust
                 Securities Certificates......................................39
Section 5.07.    Persons Deemed Securityholders...............................40

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                                                                            Page
                                                                            ----


Section 5.08.    Access to List of Securityholders' Names
                 and Addresses................................................40
Section 5.09.    Maintenance of Office or Agency..............................41
Section 5.10.    Appointment of Paying Agent..................................41
Section 5.11.    Ownership of Common Securities by Depositor..................42
Section 5.12.    Notices to Clearing Agency...................................42
Section 5.13.    Rights of Securityholders....................................42


ARTICLE VI       Acts of Securityholders; Meetings; Voting....................42

Section 6.01.    Limitations on Voting Rights.................................42
Section 6.02.    Notice of Meetings...........................................44
Section 6.03.    Meetings of Preferred Securityholders........................45
Section 6.04.    Voting Rights................................................45
Section 6.05.    Proxies, Etc.................................................45
Section 6.06.    Securityholder Action by Written Consent.....................46
Section 6.07.    Record Date for Voting and Other Purposes....................46
Section 6.08.    Acts of Securityholders......................................46
Section 6.09.    Inspection of Records........................................47

ARTICLE VII      Representations and Warranties of the
                 Property Trustee, the Administrative
                 Trustees and the Delaware Trustee............................48

ARTICLE VIII     The Trustees.................................................50

Section 8.01.    Certain Duties and Responsibilities..........................50
Section 8.02.    Notice of Defaults...........................................51
Section 8.03.    Certain Rights of Property Trustee...........................51
Section 8.04.    Not Responsible for Recitals or Issuance of
                 Securities...................................................52
Section 8.05.    May Hold Securities..........................................52
Section 8.06.    Compensation; Fees; Indemnity................................52
Section 8.07.    Corporate Property Trustee Required;
                 Eligibility of Trustees......................................53
Section 8.08.    Conflicting Interests........................................54
Section 8.09.    Co-Trustees and Separate Trustee.............................54
Section 8.10.    Resignation and Removal; Appointment of
                 Successor....................................................56
Section 8.11.    Acceptance of Appointment by Successor.......................57
Section 8.12.    Merger, Conversion, Consolidation or
                 Succession to Business.......................................58
Section 8.13.    Preferential Collection of Claims Against
                 Depositor or Trust...........................................58
Section 8.14.    Reports by Property Trustee..................................58
Section 8.15.    Reports to the Property Trustee..............................59
Section 8.16.    Evidence of Compliance with Conditions
                 Precedent....................................................59

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                                                                            Page
                                                                            ----

Section 8.17.    Number of Trustees...........................................59
Section 8.18.    Delegation of Power..........................................60
Section 8.19.    Outside Business.............................................60

ARTICLE IX       Dissolution and Liquidation..................................60

Section 9.01.    Dissolution Upon Expiration Date.............................60
Section 9.02.    Early Dissolution............................................61
Section 9.03.    Dissolution..................................................61
Section 9.04.    Liquidation..................................................61

ARTICLE X        Miscellaneous Provisions.....................................64

Section 10.01.   Limitation of Rights of Securityholders......................64
Section 10.02.   Amendment....................................................64
Section 10.03.   Agreement to be Bound........................................65
Section 10.04.   Separability.................................................66
Section 10.05.   Governing Law................................................66
Section 10.06.   Successors...................................................66
Section 10.07.   Headings.....................................................66
Section 10.08.   Notice and Demand............................................66
Section 10.09.   Agreement Not to Petition....................................67
Section 10.10.   Trust Indenture Act; Conflict with Trust
                 Indenture Act................................................67
Section 10.11.   Reports......................................................67
Section 10.12.   Counterparts.................................................68
Section 10.13.   Third Party Beneficiaries....................................69

Exhibit A Certificate of Trust
Exhibit B Form of DTC Agreement
Exhibit C Form of Common Securities Certificate
Exhibit D Form of Expense Agreement
Exhibit E Form of Preferred Securities Certificate
Exhibit F Form of Restricted Securities Transfer Certificate

                                Sinclair Capital


                 Reconciliation and tie between Trust Agreement and the Trust Indenture Act of 1939, as Amended
                                  relating to:


  Trust Indenture                                          Trust Agreement
     Act Section                                               Section
  ----------------                                         -----------------


    Section  310(a)(1)       ................              8.07
                (a)(2)       ................              8.07
                (a)(3)       ................              8.09
                (a)(4)       ................              Not Applicable
                (b)          ................              8.08, 8.10

    Section  311(a)          ................              8.13
                (b)          ................              8.13

    Section  312(a)          ................              5.08
                (b)          ................              5.08
                (c)          ................              5.08

     Section  313(a)          ................              8.14(a)
                (b)          ................              8.14(b)
                (c)          ................              8.14(a), 8.14(b)
                (d)          ................              8.14(c)

    Section  314(a)          ................              8.15
                (b)          ................              Not Applicable
                (c)(1)       ................              8.16
                (c)(2)       ................              8.16
                (c)(3)       ................              8.16
                (d)          ................              Not Applicable
                (e)          ................              1.01

    Section  315(a)          ................              8.01
                (b)          ................              8.02, 8.14(b)
                (c)          ................              8.01(a)
                (d)          ................              8.01, 8.03

    Section  316(a)
                (a)(1)(A)    ................              Not Applicable
                (a)(1)(B)    ................              Not Applicable
                (a)(2)       ................              Not Applicable
                (b)          ................              Not Applicable
                (c)          ................              Not Applicable

    Section  317(a)(1)       ................              Not Applicable
                (a)(2)       ................              Not Applicable
                (b)          ................              5.10

    Section  318(a)          ................              10.10

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                  AMENDED AND RESTATED TRUST AGREEMENT, dated as of March 12, 1997, among (i) KDSM, Inc., a Maryland corporation, as depositor (the "Depositor" or "KDSM, Inc."), (ii) First Union National Bank of Maryland, a national banking association, as trustee (the "Property Trustee" and, in its separate corporate capacity, and not in its capacity as Property Trustee, the Bank"), (iii) First Union Bank of Delaware, a Delaware banking corporation as Delaware trustee (the "Delaware Trustee"), and (iv) David D. Smith, an individual, and David B. Amy, an individual, each of whose address is 2000 W. 41st Street, Baltimore, Maryland 21211 (each an "Administrative Trustee" and referred to collectively as the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees") and (v) the several Holders, as hereinafter defined.


                                   WITNESSETH:

                  WHEREAS, the Depositor, the Property Trustee and the Delaware Trustee have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement, dated as of February 24, 1997 (the "Original Trust Agreement"), and by the execution and filing by the Property Trustee, the Delaware Trustee and David B. Amy with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on February 24, 1997, attached as Exhibit A; and

                  WHEREAS, the Depositor, the Property Trustee and the Delaware Trustee desire to amend and restate the Original Trust Agreement as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Depositor of all of the right, title and interest in the KDSM Senior
Debentures (as defined herein), (ii) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Depositor, (iii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Purchase Agreement (as defined herein) and (iv) the appointment of the Administrative Trustees;

                  NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Securityholders (as defined herein), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  Defined Terms

                  Section 1.01. Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.


                  "Act" has the meaning specified in Section 6.08.

                  "Accredited   Investors"   means   institutional   "accredited
investors" as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act who are not QIBs.

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Value (as defined herein) and/or a given period, the amount of Additional Interest Attributable to Deferral paid by the Depositor on a Like Amount of the KDSM Senior Debentures for such period (which shall accrue additional Distributions at a rate of 11 5/8% per annum compounded quarterly) and Additional Interest Attributable to Taxes (as defined in the Indenture), if applicable.

                  "Additional Amounts Attributable to Deferral" has the meaning ascribed to such term in the Indenture.

                  "Administrative   Trustee"  means  each  of  the   individuals
identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in his or her capacity as Administrative Trustee of the Trust heretofore formed and continued hereunder and not in his or her individual capacity, or such Administrative

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Trustee's   successor   in  interest  in  such   capacity,   or  any   successor
Administrative Trustee appointed as herein provided.

                  "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's Equity Interests or any officer or director of any such Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person or other Person by blood, marriage or adoption not more remote than first cousin or (iii) any other Person 10% or more of the voting Equity Interests of which are beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning specified in Section 5.04(a).

                  "Bank" has the meaning specified in the preamble to this Trust Agreement.

                  "Bank Credit Agreement" means the Second Amended and Restated Credit Agreement, dated as of May 31, 1996, as amended, between Sinclair, the Subsidiaries (as defined in the Parent Preferred Articles Supplementary) of Sinclair identified on the signature pages thereof under the caption "Subsidiary Guarantors," the lenders named therein, and The Chase Manhattan Bank, N.A., as agent, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing). The term "Bank Credit Agreement" shall include any amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or any other modifications that increase the principal amount of the Indebtedness or the commitments to lend thereunder.

                  "Bankruptcy Event" means, with respect to any Person:

         (i) a decree or order is entered by a court having competent jurisdiction in the premises (a) for relief in respect of such Person in an involuntary case or proceeding under the applicable Bankruptcy Laws or (b) adjudging such Person a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of such Person under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

         (ii) (a) such Person institutes a voluntary case or proceeding under any applicable Bankruptcy Laws or any other case or proceeding to be adjudicated a bankrupt or insolvent, (b) such Person consents to the entry of a decree or order for relief in respect of such Person in any involuntary case or proceeding under any applicable Bankruptcy Laws or to the commencement of bankruptcy or insolvency proceedings against such Person, (c) such Person files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (d) such Person (x) consents to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any such Person or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (e) takes corporate action in furtherance of any such action.

                  "Bankruptcy Laws" has the meaning specified in Section 10.09.

                  "Business Day" means a day other than (x) a Saturday or a Sunday, (y) a day on which banking institutions in the State of Maryland or The City of New York are authorized or obligated by law or executive order to remain closed or (z) a day on which the Property Trustee's Corporate Trust Office or the Debenture Trustee's principal corporate trust office is closed for business.

                  "Capital Lease Obligation" means any obligation of the Trust under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

                  "Certificate of Trust" means the Certificate of Trust referred to in the recitals to this Trust Agreement.

                  "Change of Control" has the meaning specified in the Parent Preferred Articles Supplementary as of the date hereof.

                  "Change of Control Offer" has the meaning specified in Section 4.08(a).

                  "Change of Control Purchase Date" has the meaning specified in
Section 4.08(a).

                  "Change of Control Purchase Notice" has the meaning specified in Section 4. 08 (b)

                  "Change of Control Purchase Price" has the meaning specified in the Parent Preferred Articles Supplementary as of the date hereof.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the Closing Date as defined in the Purchase Agreement (as defined herein), which date is also the date of execution and delivery of this Trust Agreement.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Value in ordinary circumstances of $100 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                  "Corporate Trust Office" means the principal office of the Property Trustee located at First Union National Bank of Maryland, 901 East Cary Street, 2nd Floor, Richmond, Virginia 23219. Attention: Patricia Welling.

                  "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Debenture Redemption Date" means "Redemption Date" as defined in the Indenture.

                  "Debenture   Trustee"  means  First  Union  National  Bank  of
Maryland, a national banking association.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. REWRITE Section 3801, et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble.

                  "Disqualified Equity Interests" means any Equity Interests that, either by their terms or by the terms of any security into which they are convertible or exchangeable or otherwise, are or upon the happening of an event or passage of time would be required to be redeemed prior to any Stated Maturity of the principal of the Securities or are redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or are convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

                  "Distribution  Payment  Date"  has the  meaning  specified  in
Section 4.01(a).

                  "Distribution Rate" has the meaning specified in Section 4.01(a).

                  "Distributions" means amounts payable in respect of the Securities as provided in Section 4.01.

                  "DTC" means The Depository Trust Company.

                  "DTC Agreement" means the agreement among the Trust, the Property Trustee and DTC, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

                  "Early Dissolution Event" has the meaning specified in Section 9.02.

                  "Equity Interest" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person, including any Preferred Equity Interests.

                  "Event of Default" means (a) the occurrence of a Debenture Event of Default, (b) the failure to obtain the consent of the Holders of the Outstanding Preferred Securities with respect to any action by the Trust which cannot be taken without such consent under this Trust Agreement, (c) the failure to make Distributions for any period for which KDSM, Inc. pays interest on the KDSM Senior Debentures, or (d) failure of the Trust to perform its obligations under this Agreement.

                  "Existing Notes" means the 1993 Notes and the 1995 Notes.

                  "Existing Indentures" means (i) the Indenture, dated as of December 9, 1993, among Sinclair, the Guarantors (as defined therein) and First Union National Bank of North Carolina, as amended and (ii) the Indenture, dated as of August 28, 1995, among Sinclair Broadcast Group, Inc., the Guarantors (as defined therein) and the United States Trust Company of New York as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Expense Agreement" means the Agreement as to Expenses and Liabilities between KDSM, Inc. and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 9. 01.

                  "Extension Period" has the meaning specified in Section 4. 01.

                  "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

                  "GAAP" means generally accepted accounting principles in the United States, consistently applied, as in effect on the date the 1993 Notes were issued.

                  "Global Security" means a security in global form evidencing all or a part of the Preferred Securities to be issued as book-entry securities issued to DTC in accordance with Section 5. 04.

                  "Guarantee Agreement" means the Parent Guarantee Agreement executed and delivered by Sinclair and the First Union National Bank of Maryland, a national banking association, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                  "Guarantee   Trustee"  means  First  Union  National  Bank  of
Maryland, as trustee with respect to the Parent Guarantee Agreement.

                  "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss,
(iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interests of such Person, or any warrants, rights or options to acquire such Equity Interests, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Disqualified Equity Interests valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through (viii) above.

                  "Indemnified  Person"  has the  meaning  specified  in Section
8.06.

                  "Indenture" means the Indenture, dated as of March 12, 1997, among Sinclair, KDSM, Inc. and the Debenture Trustee, as amended or supplemented from time to time.

                  "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

                  "Initial   Purchasers"  means  Smith  Barney  Inc.  and  Chase
Securities Inc.

                  "Investment Company Act Event" means the receipt by the Trust or the Depositor of an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "1940 Act"), to the effect that as a result of the occurrence of a change in law or regulation or a change in official interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust or KDSM, Inc. is or will be considered an "investment company" which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of issuance of the Preferred Securities.

                  "Investments" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Equity Interests, bonds, notes, debentures or other securities or assets issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "KDSM Inc." has the meaning specified in the preamble.

                  "KDSM Senior Debentures" means the $206,200,000 aggregate principal amount of the Depositor's 11 5/8% Senior Debentures due 2009, issued pursuant to the Indenture.

                  "Lien" means any lien (statutory or otherwise), pledge, charge, mortgage, privilege, hypothecation, security interest or other encumbrance upon or with respect to any property of any kind (including any conditional sale or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

                  "Like Amount" means (i) with respect to a redemption of Trust Securities for cash, Trust Securities having an aggregate Liquidation Value equal to the principal amount of the KDSM Senior Debentures to be contemporaneously redeemed in accordance with the Indenture and (ii) with respect to a distribution of the KDSM Senior Debentures to Holders of Trust Securities in connection with a Tax Event, the KDSM Senior Debentures having a principal amount equal to the aggregate Liquidation Value of the Trust Securities of the Holder to whom such KDSM Senior Debentures are distributed and
(iii) with respect to Additional Amounts, Trust Securities having an aggregate Liquidation Value equal to the principal amount of KDSM Senior Debentures.

                  "Liquidation Value" means the stated liquidation amount of $100 per Trust Security.

                  "Liquidation Date" means the date on which the KDSM Senior Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04(a).

                  "Liquidation   Distribution"  has  the  meaning  specified  in
Section 9.04(a).

                  "1995 Notes" mean Sinclair's 10% Senior Subordinated Notes due 2005.

                  "1993 Notes" mean Sinclair's 10% Senior Subordinated Notes due 2003.

                  "Offering Memorandum" has the meaning specified in Section 2.07(a)

                  "Officers' Certificate" means a certificate signed by (i) the Chairman, a Vice Chairman, the President, a Vice President or the Treasurer of the Depositor and (ii) the Secretary or an Assistant Secretary of the Depositor, and delivered to the appropriate Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause
(i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above. One of the officers signing an Officers' Certificate given pursuant to Section 8.15 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c)  a  statement   that  each  such  officer  has  made  such
         examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

                  "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding", when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore authenticated and delivered under this Trust Agreement, except:

                  (i)   Preferred   Securities   theretofore   canceled  by  the
         Administrative Trustees or delivered to the Administrative Trustees for cancellation;

                  (ii) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement;

                  (iii) Preferred  Securities which have been issued in exchange
         for  or  in  lieu  of  which  other  Preferred   Securities  have  been
         authenticated and delivered pursuant to this Trust Agreement; and

                  (iv) Preferred Securities exchanged for the KDSM Senior Debentures pursuant to Section 9.04;

provided, however, that in determining whether the Holders of the requisite aggregate Liquidation Value of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent. or waiver hereunder, Preferred Securities owned by the Depositor, any of the Trustees or any Affiliate of the Depositor or any of the Trustees shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate.
Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a book-entry interest as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency)

                  "Parent Debenture Guarantee" means the guarantee by Sinclair of the KDSM Senior Debentures included in the Indenture which may become effective in certain circumstances.

                  "Parent Preferred" means the Series C Preferred Stock, par value $.01 per share of Sinclair, having a liquidation amount of $100 per share.

                  "Parent Preferred Articles Supplementary" means the operative document pursuant to which the Parent Preferred were issued.

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Bank.

                  "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the KDSM Senior Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with
Section 4.01.

                  "Person" means any individual, corporation, partnership, joint venture, trust, company, including without limitation, a limited liability company, association, joint stock company, business trust or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Securities" has the meaning specified in Section 5.04(b).

                  "Pledge Agreement" means the Pledge and Security Agreement, dated March 12, 1997, between the Depositor and First Union National Bank of Maryland, as Collateral Agent.

                  "Preferred Equity Interest," as applied to the Equity Interest of any Person, means an Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Equity Interests of any other class of such Person.

                  "Preferred Rate" has the meaning specified in Section 4.01(a)

                  "Preferred Security" or "Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Value under ordinary circumstances of $100 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Preferred   Securities   Certificate"   means  a  certificate
evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit E.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of March 5, 1997, among the Trust, the Depositor, Sinclair and the Initial Purchasers.

                  "QIBs" means "qualified institutional buyers" as defined pursuant to Rule 144A under the Securities Act of 1933, as amended.

                  "Qualified    Institutional    Buyer"   means   a   "qualified
institutional buyer" as defined in Rule 144A under the Securities Act.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the KDSM Senior Debentures shall be a Redemption Date for a Like Amount of Trust Securities without any further action of the Trust.

                  "Redemption Price" means, with respect to any Redemption Date of any Trust Security, (i) the Liquidation Value of such Trust Security, multiplied by the sum of (a) 100% plus (b) the percentage premium, if any, paid by the Depositor upon the concurrent redemption of a bike Amount of the KDSM Senior Debentures, plus (ii) accumulated and unpaid Distributions to such date, whether or not earned or declared.

                  "Registration Default" has the meaning specified in Section 2(d) of the Registration Rights Agreement.

                  "Registration Default Distributions" has the meaning specified in Section 2(d) of the Registration Rights Agreement.

                  "Registration Rights Agreement" means the registration rights agreements dated as of March 5, 1997, among the Trust, the Depositor, Sinclair and Smith Barney Inc. and Chase Securities Inc. as initial purchasers.

                  "Relevant Trustee" has the meaning specified in Section 8.10.

                  "Required Filing Dates" has the meaning specified in Section 10.11.

                  "Restricted  Preferred  Security" has the meaning specified in
Section 5.05.

                  "Restricted   Preferred   Securities   Certificate"   means  a
certificate substantially in the form set forth in Exhibit E bearing the Restrictive Preferred Securities Legend set forth therein.

                  "Restricted Preferred Securities Legend" means the restricted securities legend set forth in the certificate in Exhibit E.

                  "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.05.

                  "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

                  "Sinclair" means Sinclair Broadcast Group, Inc., a Maryland corporation.

                  "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

                  "Tax Event"  means the receipt by the Trust or the  Depositor, as the case may be, of an Opinion of Counsel experienced in such matters to the effect that, as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or treaties (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or (ii) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to adopt such procedures or regulations) ("Administrative Action"), or (iii) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision or any interpretation or pronouncement that provides for a position with respect to such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be, subject to United States federal income tax with respect to interest received on the KDSM Senior Debentures, (ii) interest payable by the Depositor on the KDSM Senior Debentures is not, or will not be, fully deductible for United States federal income tax purposes, or (iii) the Trust is, or will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Trust"  means  the  Delaware   business   trust  created  and
continued hereby and identified on the cover page to this Trust Agreement.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trustees" has the meaning specified in the preamble to this Trust Agreement.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (i) the KDSM Senior Debentures, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the terms of this Trust Agreement.

                  "Trust Security" means any one of the Common Securities or the Preferred Securities.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

                  "Voting Rights Triggering Event" has the meaning specified in the Parent Preferred Articles Supplementary.

                                   ARTICLE II

                           Establishment of the Trust

                  Section 2.01. Name. The Trust created and continued hereby shall be known as "Sinclair Capital," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  Section 2.02. Principal Place of Business of the Trust and the Delaware Trustee. The principal place of business of the Trust is c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211. The address of the Delaware Trustee is One Rodney Square, First Floor, 920 King Street, Wilmington, Delaware 19801.

                  Section  2.03.   Initial   Contribution   of  Trust  Property:
Organizational Expenses. The Property Trustee acknowledges receipt from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor hereby agrees to pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

                  Section 2.04. Issuance of the Preferred Securities. On March 5, 1997, the Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of 2,000,000 Preferred Securities having an aggregate Liquidation Value of $200,000,000 against receipt of the aggregate purchase price of such Preferred Securities of $200,000,000, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

                  Section 2.05. Issuance of the Common Securities: Subscription and Purchase of the KDSM Senior Debentures. Contemporaneously with the execution and delivery of this Trust Agreement, (x) the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 62,000 Common Securities for the purchase price of $6,200,000 and (y) the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor, the KDSM Senior Debentures, registered in the name of the Trust and having an aggregate principal amount equal to $206,200,000, and, in satisfaction of the purchase price for such KDSM Senior Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $206,200,000.

                  Section 2.06. Declaration of Trust. The exclusive purposes of the Trust are (a) to issue and sell Trust Securities, (b) to purchase the KDSM Senior Debentures with the proceeds from the sale of the Preferred Securities and Common Securities, (c) if applicable, exchange the Trust Securities pursuant to the Registration Rights Agreement and (d) to engage in those activities necessary or incidental thereto. The Depositor hereby appoints the Trustees, as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon, and subject to, the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. Notwithstanding any other provision of this Trust Agreement, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities or liabilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

                  Section   2.07.    Authorization   to   Enter   into   Certain
Transactions.

                  (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (A) and (B), the Administrative Trustees and the Property Trustee shall have the authority to enter into all transactions and agreements determined by such Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to such Trustees under this Trust
Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

                  (A) As among the Trustees, the Administrative Trustees shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i) the issuance and sale of the Trust Securities;

                           (ii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Expense Agreement, the DTC Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                           (iii)  to  prepare  an   offering   memorandum   (the
         "Offering Memorandum") in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A under the Securities Act and to certain institutional Accredited Investors; and to execute, file with the Commission and cause to become effective, at such time as determined by the Registration Rights Agreement, a registration statement or registration statements filed on Form 5-1, Form 5-3 or Form 5-4, as the case may be, including any amendments thereto in relation to the Preferred Securities;

                           (iv) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Registration Rights Agreement, assist in the registration of the Preferred Securities under the Securities Act of 1933, as amended (the "Securities Act"), including the preparation of a registration statement related thereto, and under state securities or blue sky laws, and the qualification of this Trust Agreement to the extent required as a trust indenture under the Trust Indenture Act and take all other actions required to be taken by or on behalf of the Trust pursuant to the Registration Rights Agreement;

                           (v) to execute and file any documents, or take any acts as determined in accordance with the Registration Rights Agreement to be necessary in order to qualify or register all or part of the Preferred Securities in any state or foreign jurisdiction;

                           (vi) to assist in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor or as required under the Registration Rights Agreement and the registration of the Preferred Securities under the Exchange Act and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                           (vii) to send notices and other information regarding the Trust Securities, the KDSM Senior Debentures, the Parent Preferred, the Trust, KDSM, Inc. or Sinclair to the Securityholders in accordance with this Trust Agreement;

                           (viii)  to  issue  press   releases   announcing   an
         Extension Period (as defined herein);

                           (ix) to appoint a Paying Agent, authenticating agent and Securities Registrar in accordance with this Trust Agreement;

                           (x) to register transfers of the Trust Securities in accordance with this Trust Agreement;

                           (xi) to the extent provided in this Trust Agreement, to wind up the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (xii) to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement;

                           (xiii) to execute and file an application (which may be prepared by the Depositor) to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market and, at such time as determined in accordance with the Registration Rights Agreement or by the Depositor, of the holders of the Preferred Securities to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing or quotation of the Preferred Securities;

                           (xiv) to execute and deliver letters, documents, or instruments with DTC relating to the Preferred Securities;

                           (xv) to execute and file with the Commission, at such time as required in accordance with the Registration Rights Agreement or applicable law, a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

                           (xvi) to execute, enter into or confirm the Purchase Agreement, Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities;

                           (xvii) the taking of all actions reasonably necessary to enable the holders of Preferred Securities to vote on any matters which require the consent of all or some of the Securityholders under this Trust Agreement and taking all actions reasonably necessary to effectuate such vote; and

                           (xviii) the taking of any action incidental to the foregoing as the Administrative Trustees and the Property Trustee may from time to time determine is necessary, advisable or convenient to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder)

                  (B) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (i) the establishment and maintenance of the Payment Account;

                           (ii) to the extent necessary, assisting in the registration of the Preferred Securities under the Securities Act, including the preparation of a registration statement related thereto, and under state securities or blue sky laws, and the qualification of the Trust Agreement as a trust indenture under this Trust Indenture Act;

                           (iii) to the extent necessary, assisting in the preparation of an offering memorandum (the "Offering Memorandum") in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A under the Securities Act and to certain institutional Accredited Investors and to execute, file with the Commission and cause to become effective, at such time as determined by the Registration Rights Agreement, a registration statement or registration statements filed on Form 5-1, Form 5-3 or Form 5-4, as the case may be, including any amendments thereto in relation to the Preferred Securities;

                           (iv) the receipt and safekeeping of the KDSM Senior Debentures;

                           (v) executing and filing any documents prepared by the Depositor, or take any acts as determined by the Depositor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Depositor has determined to qualify or register such Preferred Securities for sale;

                           (vi) the collection of interest, principal and any other payments made in respect of the KDSM Senior Debentures in the Payment Account;

                           (vii)  the   distribution  of  amounts  owed  to  the
         securityholders in respect of the Trust Securities pursuant to this Trust Agreement;

                           (viii) the sending of notices of default and other information regarding the Trust Securities and the KDSM Senior Debentures to the Securityholders in accordance with this Trust Agreement;

                           (ix) the sending of notices of default under the Pledge Agreement;

                           (x)  the   distribution  of  the  Trust  Property  in
         accordance with the terms of this Trust Agreement;

                           (xi) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                           (xii) executing and delivering letters, documents, or instruments with DTC relating to the Preferred Securities;

                           (xiii) upon the occurrence of a Change of Control, cause the KDSM Senior Debentures held by the Trust to be redeemed in accordance with Section 4.08 if the Trust has the right to cause such redemption;

                           (xiv) the taking of any action  reasonably  necessary
         to enable the holders of Trust Securities to vote on any matters which require the consent of all or some of the Securityholders under the Trust Agreement and taking all actions reasonably necessary to effectuate such vote; and

                           (xv) the taking of any action incidental to the foregoing (including sending certain information, notices and reports to the holders of the Preferred Securities) as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                  (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Administrative Trustees and the Property Trustee shall not (i) acquire any Investments (other than KDSM Senior Debentures as provided herein) or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to be deemed an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or treated as an association taxable as a corporation for United States federal income tax purposes, (iv) incur any Indebtedness, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property or (vi) declare Distributions on the Preferred Securities that are not properly declarable, or redeem Preferred Securities where funds are not legally available for such redemption of such Preferred Securities. Notwithstanding anything herein, Distributions on the Preferred Securities are not properly declarable, and funds are not legally available for redemption of Securities unless the Trust has cash sufficient to pay such Distributions or make such redemption, as the case may be. The Administrative Trustees and the Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                  (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects as actions of the Trust)

                           (i) preparing, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Depositor, in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A under the Securities Act and to certain institutional Accredited Investors and to execute and file with the Commission, at such time as determined by the Depositor, a registration statement or registration statements filed on Form 5-1, Form 5-3 or Form 5-4, as the case may be, prepared by the Depositor,
         including  any   amendments   thereto  in  relation  to  the  Preferred
         Securities;

                           (ii) executing and filing any documents prepared by the Depositor, or take any acts as determined by the Depositor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Depositor has determined to qualify or register such Preferred Securities for sale;

                           (iii) executing and filing an application, prepared by the Depositor, to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market and, at such time as determined by the Depositor to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing or quotation of the Preferred Securities;

                           (iv) executing and delivering letters, documents, or instruments with DTC relating to the Preferred Securities;

                           (v) executing and filing with the Commission, at such time as determined by the Depositor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Depositor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

                           (vi)   executing   and  entering  into  the  Purchase
         Agreement, Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities; and

                           (vii) any other actions necessary or desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrative Trustees and the Property Trustee, in their respective role set forth in this Trust Agreement, are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or taxed as a corporation for United States federal income tax purposes and so that the KDSM Senior Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustee and the Property Trustee are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Depositor or any of the Administrative Trustees and the Property Trustee determines in its discretion to be necessary, desirable or convenient for such purposes, as long as such action does not adversely affect the interests of the holders of the Preferred Securities.

                  Section 2.08. Assets of Trust. The assets of the Trust shall consist of the Trust Property.

                  Section 2.09. Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.

                                   ARTICLE III

                                 Payment Account

                  Section 3.01.  Payment Account.

                  (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the KDSM Senior Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            Distributions; Redemption

                  Section 4.01. Distributions: Rights of Holders of Preferred Securities.

                  (a) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions payable as a preference on the Preferred Securities shall be fixed at a rate of 11 5/8% per annum (the
"Distribution Rate") of the Liquidation Value of the Preferred Securities, subject to any increase provided for below (the "Preference Rate"). Any overdue Distributions (including Additional Amounts Attributable to Deferral) shall accrue additional preferred Distributions that will compound quarterly at the Preference Rate. Distributions shall accrue from March 12, 1997, and, except in the event that the Depositor exercises its right to extend the interest payment period for the KDSM Senior Debentures pursuant to Section 301 of the Indenture, shall be payable quarterly in arrears on March 15, June 15, September 15, and December 15 of each year, commencing on June 15, 1997 to the holders of record of Securities as of the March 1, June 1, September 1, and December 1 of each year preceding such payment date. In the event that (i) Sinclair elects to defer a payment period pursuant to its rights under the Parent Preferred and (ii) KDSM, Inc. concurrently defers the interest payment period on the KDSM Senior Debentures (and/or elects to defer interest payments for one quarter even if Sinclair is paying dividends on the Parent Preferred), then preferred Distributions on the outstanding Preferred Securities may be properly deferred for a maximum of three consecutive quarters (an "Extension Period") but preferred Distributions would continue to accrue on such amounts, including additional preferred Distributions on Additional Amounts Attributable to Deferral payable on any unpaid amounts at a rate per annum of 11 5/8%, compounded quarterly. The Trust may exercise such deferral options only by issuing a press release at least ten Business Days prior to the record date for any Distribution which is being deferred. The Trust shall make partial Distributions to the extent KDSM, Inc. makes partial interest payments of the KDSM Senior Debentures. The failure of the Trust to pay in full all Distributions in arrears (i) for any period for which Distributions were not properly deferred or at least once every four quarters, or (ii) on March 15, 2009, shall be deemed an Event of Default hereunder. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) (each date on which Distributions are payable in accordance with this Section 4.01(a) a "Distribution Payment Date"). Notwithstanding the foregoing, in the event of a Registration Default which shall be promptly notified to the Trustees by the Depositor in an Officers' Certificate, Registration Default Distributions shall be payable as a preference on the Preferred Securities in the amount and on the terms provided in the Registration Rights Agreement and any unpaid Registration Default Distributions shall accrue additional preferred Distributions at 11 5/8% per annum compounded quarterly. All references hereinto accrued or accumulated and unpaid Distributions shall be deemed to include a reference to (a) any accumulated or additional Distributions on any such accrued and unpaid dividends, (b) Registration Default Distributions and any additional Distributions thereon and
(c) Additional Amounts and any additional preferred Distributions thereon, if applicable. The Preferred Securities and Common Securities are solely payable by the Trust from the Trust Property.

                  (b) The Trust Securities represent undivided beneficial interests in the assets of the Trust, subject to Section 4.03 hereof, and all Distributions will be made by the Trust first to the Holders of the Preferred Securities and then, second, to the extent the Trust has funds available pursuant to Section 4.01(c) to Holders of Common Securities subject to

Section 4.03 hereof. The amount of Distributions payable for any full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period. The amount of Distributions payable for any period shall include Additional Amounts and Registration Default Distributions, if any.

                  (c) For all purposes hereunder, including with respect to Liquidation Distributions, the holders of the Preferred Securities shall not be deemed to be creditors of the Trust.

                  Section 4.02.  Redemption.

                  (a) On each Debenture Redemption Date with respect to a cash redemption, the Trust is required to redeem a Like Amount of Trust Securities in cash at the Redemption Price and the Trustees shall take all actions reasonably necessary to accomplish such redemption.

                  (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall identify the Trust Securities to be redeemed (including CUSIP number) and shall state:

                  (i)   the Redemption Date;

                  (ii)  the Redemption Price;

                  (iii) the place of payment where such Trust Securities are to be surrendered for payment of the Redemption Price; and

                  (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that interest thereon will cease to accrue on and after said date.

                  (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of the KDSM Senior Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be deemed payable on each Redemption Date only to the extent that the Trust has funds legally and immediately available in the Payment Account for the payment of such Redemption Price.

                  (d)      If the Property Trustee gives a notice of
redemption in respect of any Preferred Securities (which notice will be irrevocable), then, by 12:00 noon, New York time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee shall, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and, at the direction of the Depositor, shall give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. If the Preferred Securities are no longer in book-entry-only-form, the Property Trustee, subject to Section 4.02(c), shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and shall give the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Payment Dates. If notice of redemption shall have been given and funds or securities, as the case may be, deposited as required, then upon the redemption date, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without the right to additional preferred Distributions or other payments (including Additional Amounts) on such Redemption Price, and such Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Redemption Price shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by Sinclair pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accrue at the Distribution Rate from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

                  (e) If less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Redemption Price to be paid shall be allocated to the Holders of

Outstanding Preferred Securities in priority over the Holders of Outstanding Common Securities, and, after all Preferred Securities have been redeemed in accordance with this Trust Agreement to the extent sufficient cash or other assets are available, to the Holder of Common Securities. If less than all of the Preferred Securities are to be redeemed on a Redemption Date, then the particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $100 or any integral multiple thereof) of the aggregate Liquidation Value of Preferred Securities of a denomination larger than $100. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Value thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Value of Preferred Securities which has been or is to be redeemed.

                  Section 4.03.  Subordination of Common Securities.

                  (a) Payment of Distributions (including Additional Amounts and Registration Default Distributions, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the aggregate Liquidation Value of the Trust Securities; provided, however, that no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts and Registration Default Distributions, if applicable) payable as a preference on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto (whether or not such Distributions have been properly deferred), or in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Preferred Securities called for redemption in accordance with 4.02(e), shall have been made or provided for, and all funds legally available to the Property Trustee shall first be applied to the payment in full in cash of all
Distributions (including Additional Amounts and Registration Default Distributions, if applicable) on, or Redemption Price of, Preferred Securities then due and payable.

                  (b) In the case of the occurrence of any Event of Default, the Holders of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee and the Administrative Trustees under the Trust Agreement shall act solely on behalf of the Holders of the Preferred Securities and not the Holder or Holders of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee and the Administrative Trustees to act on their behalf.

                  Section 4.04. Payment Procedures. Payments in respect of the Preferred Securities shall be payable to the Holders as they appear on the Securities Register for the Trust Securities on the relevant record date at the office or agency of the Paying Agent in maintained for such purpose and at any other office or agency maintained by the Paying Agent for such purpose; provided, however, that at the option of the Property Trustee, Distributions may be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register; provided further, if the Preferred Securities are held by DTC, payments shall be made to DTC, which shall credit the relevant accounts at DTC on the applicable Distribution Payment Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the holders of the Common Securities.

                  Section 4.05. Tax Returns and Reports. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) the Internal Revenue Service Form 1041 (or any successor form) or any other tax forms required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder all Internal Revenue Service forms required to be provided by the Trust. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Administrative Trustees and the Property Trustee, in their respective capacities, shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

                  Section 4.06. Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the KDSM Senior Debentures of Additional Interest Attributable to Taxes (as defined in the Indenture), the Property Trustee, at the direction of the Administrative Trustee if so directed, shall promptly pay any taxes, duties, assessments or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                  Section 4.07. Payments under Indenture. Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner) has directly received pursuant to Section 508 of the Indenture. Notwithstanding the provisions hereunder to the contrary, Securityholders and Owners acknowledge that any Holder of Preferred Securities (and Owner with respect thereto) that receives payment under Section 508 of the Indenture may receive amounts greater than the amount such Holder or Owner may be entitled to receive pursuant to the other provisions of this Trust Agreement.

                  Section 4.08. Change of Control. (a) Subject to the next sentence, if a Change of Control shall occur at any time, then each Holder of Preferred Securities shall have the right to require that the Trust purchase such Holder's Preferred Securities in whole or in part, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the Liquidation Value of such Preferred Securities, plus accrued and unpaid Distributions, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described in subsection (c) of this Section (the "Change of Control Offer") and in accordance with the procedures set forth in Subsections (b), (c), (d) and (e) of this Section. Notwithstanding the foregoing, the holders of the Preferred Securities will not have the right to require the Trust to redeem or repurchase, as the case may be, such securities upon a Change of Control under any circumstances unless all of the Existing Notes and all indebtedness under the Bank Credit Agreement are repaid, redeemed or repurchased, all of the commitments and letters of credit issued under the Bank Credit Agreement are terminated, and all Interest Rate Agreements entered into between Sinclair and any lenders under the Bank Credit Agreement are terminated as a result of such Change of Control or the holders of such instruments have consented to a Change of Control Offer, in which case the date on which all Existing Notes and all indebtedness under the Bank Credit Agreement are so repaid, redeemed or repurchased and such commitments, letters of credit and Interest Rate Agreements are terminated or the holders of such instruments have consented to a Change of Control Offer shall be deemed to be the date on which such Change of Control shall have occurred.

                  (b) Within 5 days following any Change of Control, the Depositor shall notify the Property Trustee thereof and, if the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a Change of Control, the Administrative Trustees and the Property Trustee shall, within 30 days following a Change of Control, cause written notice (a "Change of Control Purchase Notice") of such Change of Control to be provided to each Holder of Outstanding Preferred Securities by first-class mail, postage prepaid, at his address appearing in the Security Register stating or including:

                           (1) that a Change of Control has  occurred,  the date
                  of such event, and that such Holder has the right to require the Trust to repurchase such Holder's Preferred Securities at the Change of Control Purchase
                  Price;

                           (2) the  circumstances  and relevant facts  regarding
                  such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                           (3) that the  Change of  Control  Offer is being made
                  pursuant to this Section 4.08 of the Trust Agreement and that all Preferred Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

                           (4) the Change of Control  Purchase  Date which shall
                  be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

                           (5) the Change of Control Purchase Price;

                           (6) the name and address of the Paying Agent;

                           (7) that Preferred  Securities must be surrendered on
                  or prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent to collect payment;

                           (8) that the Change of Control Purchase Price for any
                  Preferred Security which has been properly tendered and not withdrawn will be paid promptly following the

                  Change of Control Offer Purchase Date;

                           (9) the procedures for withdrawing a tender of Preferred Securities and Change of Control Purchase Notice;

                           (10) that any  Preferred  Security not tendered  will
                  continue to accrue preferred Distributions; and

                           (11) that,  unless the Trust  defaults in the payment
                  of the Change of Control Purchase Price, any Preferred Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue preferred Distributions after the Change of Control Purchase Date.

                  (c) If the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a Change of Control, immediately upon receipt by the Trust of the final information regarding participation in the Change of Control Offer of Preferred Securities, the Property Trustee, on behalf of the Trust, shall cause KDSM, Inc. to redeem such portion of the KDSM Senior Debentures held by the Trust in an amount sufficient to pay each Holder of Preferred Securities, in respect of which such proper tender was made (unless the tender of such Preferred Security is properly withdrawn), the Change of Control Purchase Price with respect to such Preferred Security. Upon surrender of any such Preferred Security for purchase in accordance with the foregoing provisions, such Preferred Security shall be paid by the Trust at the Change of Control Purchase Price.

                  (d) If the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a change of Control, the Trust shall (i) not later than the Change of Control Purchase Date, accept for redemption Preferred Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 11:00 a.m. (New York City time) on the Change of Control Purchase Date, deposit with the Paying Agent an amount of cash sufficient to pay the aggregate Change of Control Purchase Price of all the Preferred Securities or portions thereof which are to be purchased as of the Change of Control Purchase Date and (iii) not later than the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Preferred Securities or portions thereof accepted for payment by the Trust. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Preferred Securities purchased from each such Holder, and the Trust shall execute and the Property Trustee shall promptly authenticate and mail or deliver to such Holders a new Preferred Security equal in principal amount to any unpurchased portion of the Preferred Security surrendered. Any Preferred Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof.

                  (e) If the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a Change of Control, a Change of Control Purchase Notice may be withdrawn before or after delivery by the Holder to the Paying Agent at the office of the Paying Agent of the Preferred Security to which such Change of Control Purchase Notice relates, by means of a written notice of withdrawal delivered by the Holder of the Preferred Security to the Paying Agent at the office of the Paying Agent to which the related Change of Control Purchase Notice was delivered not later than one Business Day prior to the Change of Control Purchase Date specifying, as applicable:

                           (1) the name of the Holder;

                           (2) the certificate  number of the Preferred Security
                  in respect of which such notice of withdrawal is being submitted;

                           (3) the Liquidation  Value of the Preferred  Security
                  (which shall be $100 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted; and

                           (4) the Liquidation  Value, if any, of such Preferred
                  Security (which shall be $100 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Trust.

                  (f) If the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a Change of Control, subject to applicable escheat laws, as provided in the Preferred Securities, the Property Trustee and the Paying Agent shall return to the Trust any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Trust pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price of the Preferred Securities or portions thereof to be purchased, then the Property Trustee shall hold such excess for the Trust and (y) unless otherwise directed by the Trust in writing, promptly after the Business Day following the Change of Control Purchase Date the

Property Trustee shall return any such excess to the Trust together with interest, if any, thereon.

                  (g) If the holders of the Preferred Securities shall have the right to cause the Trust to redeem or repurchase the Preferred Securities upon a Change of Control, the Trust shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer.

                  No failure of the Property Trustee to give the Change of Control Notice shall limit any Holder's right to exercise its rights.

                  Exercise of the Change of Control rights by a Holder of Preferred Securities will be irrevocable. In the event that the Trust does not have sufficient funds to redeem all outstanding Preferred Securities, the provisions of Section 4.02(e) shall apply to this Section 4.08.

                                    ARTICLE V

                          Trust Securities Certificates

                  Section 5.01. Initial Ownership. Until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                  Section 5.02. The Trust Securities  Certificates.  (a) Initial
Holders shall purchase Preferred Securities in minimum denominations of $100 (based on Liquidation Value) and integral multiples of $100 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $100 Liquidation Value and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.05.

                  (b) Except as described in clause (c) below, upon their original issuance, Preferred Securities Certificates shall be issued in book-entry form of one or more book-entry certificates registered in the name of DTC, as Clearing Agency, or its nominee and deposited with DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

                  (c) Upon the original issuance of Preferred Securities to institutional Accredited Investors the Preferred Securities Certificates shall not be issued in the form of a book-entry Preferred Securities Certificate or in any other form intended to facilitate book-entry trading in beneficial interests of such Preferred Securities.

                  (d) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

                  Section 5.03. Delivery of Trust Securities Certificates. On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Value as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor signed by its Chairman, its Vice Chairman, its Chief Executive Officer, its President or any Vice President, without further corporate action by the Depositor, in authorized denominations.

                  Section 5.04. Global Securities. (a) Except as described in the next paragraph, upon their original issuance, the Preferred Securities shall be issued as a book-entry global security ("Global Security"), which Global Security initially shall (i) be registered in the name of the DTC for such Global Security or the nominee of such DTC, (ii) be deposited with, or on behalf of, DTC and (iii) bear the applicable legends set forth in Exhibit E.

                  The Preferred Securities purchased by Accredited Investors will be issued in registered certificated form ("Certificate of Security") and will bear the applicable restrictive legends set forth in Exhibit E.

                  Members of, or participants in, DTC ("Agent Members") shall have no rights under this Trust Agreement with respect to any Global Security held on their behalf by DTC, or the Property Trustee as its custodian, or under the Global Security, and DTC may be treated by the Security Registrar, the Administrative Trustees and the Property Trustee and any agent of the Security Registrar or such Administrative Trustees and the Property

Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Security Registrar, the Administrative Trustees and the Property Trustee or any agent of the Security Registrar from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Preferred Security.

                  (b)  Transfers  of the  Global  Security  shall be  limited to transfers of such Global Security in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 5.05. Except as provided for below, beneficial owners may not obtain physical Preferred Securities Certificates. Physical Preferred Securities Certificates ("Physical Securities") in the form set forth in Exhibit E and bearing the applicable legend as set forth therein, shall be issued to all beneficial owners in exchange for their beneficial interests in a Global Security only if (i) DTC notifies the Property Trustee that it is unwilling or unable to continue as depositary for a Global Security and a successor depositary is not appointed by the Property Trustee within 90 days of such notice, (ii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from DTC and (iii) the Administrative Trustees decide to discontinue use of the system of book-entry transfers through DTC. Institutional Accredited Investors can only transfer Physical Securities as set forth in Section 5.05.

                  (c) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (b) of this Section to beneficial owners who are required to hold Physical Securities, the Security Registrar shall reflect on its books and records the date and a decrease in the Liquidation Value of the Global Security in an amount equal to the Liquidation Value of the beneficial interest in the Global Security to be transferred, and the Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (d) In connection with the transfer of the entire Global Security to beneficial owners pursuant to subsection (b) of this Section, a Global Security shall be deemed to be surrendered to the Property Trustee for cancellation, and the Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in a Global Security, an equal aggregate Liquidation

Value of the Physical Securities of authorized denominations.

                  (e) Any Physical Security delivered in exchange for an interest in Global Securities pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a) (i) (x) and paragraph (c) of Section S..Os, bear the Restricted Preferred Securities Legend.

                  (f) The registered holder of a Global Security shall grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Trust Agreement or the Preferred Securities.

                  Section  5.05.  Registration.  Registration  of  Transfer  and
Exchange. The Property Trustee shall keep or cause to be kept, at the Corporate Trust Office of the Property Trustee, or such other office as the Property Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 5.09 being herein sometimes referred to as the "Security Registrar") in which, the registrar designated by the Property Trustee (the "Securities Registrar") with the reasonable consent of the Administrative Trustees, subject to such reasonable regulations as the Security Registrar may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities
Certificates and of transfers of Preferred Securities Certificates and Common Securities Certificates. The Property Trustee shall initially be the "Security Registrar" for the purpose of registering Preferred Securities Certificates and Common Securities Certificates and transfers of the Preferred Securities Certificates and Common Securities Certificates as herein provided.

                  Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.09, the Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates of the same series of any authorized denomination or denominations, of a like aggregate Liquidation Value.

                  Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Preferred Securities Certificate shall be required to be reflected in a book entry.

                  At the option of the Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates of any authorized denomination or denominations, of a like aggregate Liquidation Value, upon surrender of the Preferred Securities Certificates to be exchanged at such office or agency. Whenever any Preferred Securities Certificates are so surrendered for exchange, the Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, the Preferred Securities Certificate of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Preferred Securities pursuant to the Exchange Offer shall occur until an Exchange Offer Registration Statement (as both terms are defined in the Registration Rights Agreement) shall have been declared effective by the Commission and that the tendered Preferred Securities shall be canceled.

                  Every Preferred Security Certificate presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder of Preferred Securities for any registration of transfer or exchange or redemption of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of the Preferred Securities Certificates.

                  The Securities Registrar may but shall not be required (a) to issue, register the transfer of or exchange any Preferred Securities Certificates during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Preferred Securities selected for redemption and ending at the close of business on the day of such mailing, or
(b) to register the transfer of or exchange any Preferred Securities so selected for redemption in whole or in part, except the unredeemed portion of Preferred Securities being redeemed in part.

                  Every Restricted Preferred Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of such Preferred Securities as set forth in Exhibit E and the restrictions set forth in this Section 5.05, and the Holder of each Restricted Preferred Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

                  The restrictions imposed by this Section 5.05 upon the transferability of any particular Restricted Preferred Security shall cease and terminate on (a) the later of two years from their date of issuance or two years after the last date on which the Trust or any Affiliate of the Trust was the owner of such Restricted Preferred Security (or any predecessor of such Restricted Preferred Security) or (b) (if earlier) if and when such Restricted Preferred Security has been sold or transferred or exchanged pursuant to an effective registration statement under the Securities Act or transferred pursuant to Rule 144 under the Securities Act (or any successor provision), unless the Holder thereof is an affiliate of the Trust within the meaning of Rule 144 (or such successor provisions) . Any Restricted Preferred Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Preferred Security for exchange to the Security Registrar in accordance with the provision of this Section 5.05 (accompanied, in the event that such restrictions on transfer have terminated pursuant to Rule 144 (or any successor provision), by an Opinion of Counsel satisfactory to the Property Trustee, to the effect that the transfer of such Restricted Preferred Security has been made in compliance with Rule 144 (or any such successor provision), be exchanged for a new Preferred Security, of like tenor and aggregate Liquidation Value, which shall not bear the Restricted Preferred Securities Legend. The Depositor shall inform the Property Trustee of the effective date of any registration statement registering the Preferred Securities under the Securities Act no later than two business Days after such effective date.

                  Unless and until (i) a Preferred Security is sold under an effective Shelf Registration Statement, or (ii) a Preferred Security is exchanged in connection with the Exchange Offer under an Exchange Offer Registration Statement, in each case pursuant to, and as such terms are defined in, the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Preferred Security to an Accredited Investor which is not a QIB:

                  (i) The Security Registrar shall register the transfer of any Preferred Security whether or not such Preferred Security bears the Restricted Preferred Securities Legend, if (x) the requested transfer is at least two years after the original issue date of the Preferred Securities or (y) the proposed transferee has delivered to the Security Registrar a certificate substantially in the form set forth in Exhibit F.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Security Registrar of (x) the documents, if any, required by paragraph
         (i) and (y) instructions given in accordance with DTC's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and a decrease in the Liquidation Value of the Global Security in an amount equal to the
         Liquidation Value of the beneficial interest in the Global Security transferred, and Administrative Trustees shall execute, and the Property Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Preferred Security to a QIB:

                  (i) If the Preferred Security to be transferred consists of Physical Securities, the Security Registrar shall register the transfer if such transfer is being made by a proposed transferor who has advised the Property Trustee and the Security Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to the transferee who has signed the certification provided for on the form of Preferred Security stating, or has otherwise advised the Property Trustee and the Security Registrar in writing, that it is purchasing the Preferred Security for its own account or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (ii) If the proposed transferee is an Agent Member, and the Preferred Security to be transferred consists of Physical Securities, upon receipt by the Security Registrar of instructions given in accordance with DTC's and the Security Registrar's procedures therefor, the Security Registrar shall reflect on its books and records the date and an increase in the Liquidation Value of the Global Security in an amount equal to the Liquidation Value of the Physical Securities, to be transferred, and the Property Trustee shall cancel the Physical Security so transferred.

                  (c) Restricted Preferred Securities Legend. Upon the registration of transfer, exchange or replacement of Preferred Securities not bearing the Restricted Preferred Securities Legend, the Security Registrar shall deliver Preferred Securities that do not bear the Restricted Preferred Securities Legend. Upon the registration of transfer, exchange or replacement of Preferred Securities bearing the Restricted Preferred Securities Legend (a "Restricted Preferred Security"), the Security Registrar shall deliver only Preferred Securities that bear the Restricted Preferred Securities Legend unless either (i) the circumstances contemplated by paragraph (a) (i) (x) of this
Section 5.05 exist or (ii) there is delivered to the Security Registrar an Opinion of Counsel reasonably satisfactory to the Property Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) General. By its acceptance of any Preferred Security bearing the Restricted Preferred Securities Legend, each Holder of such a Preferred Security acknowledges the restrictions on transfer of such Preferred Security set forth in this Trust Agreement and in the Restricted Preferred Securities Legend and agrees that it will transfer such Preferred Security only as provided in this Trust Agreement.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 5.04 or this Section 5.05. The Depositor shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

                  Section 5.06. Mutilated. Destroyed. Lost or Stolen Trust Securities Certificates. If (a) any mutilated, destroyed, lost or stolen Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.06 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the mutilated, lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  The provisions of this Section 5.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Trust Securities.

                  Section 5.07. Persons Deemed Securityholders. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Administrative Trustees and Property Trustee or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither such Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

                  Section 5.08. Access to List of Securityholders' Names and Addresses. The Securities Registrar shall furnish or cause to be furnished (x) to the Depositor, within 15 days after receipt by the Securities Registrar of a request there for from the Depositor in writing and (y) to the Property Trustee, quarterly, and at such other times as the Property Trustee may request in writing promptly after receipt by the Securities Registrar of any such request, a list, in such form as the Depositor or the Property Trustee (as applicable) may reasonably require, of the names and addresses of the Securityholders as of the most recent record date. If three or more Holders of Trust Securities Certificates apply in writing to the Securities Registrar, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Securities Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold either the Depositor or the Securities Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  Section 5.09.  Maintenance of Office or Agency. The

Administrative Trustees shall maintain an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Bank, First Union National Bank of Maryland, 901 East Cary Street, Richmond, Virginia 23219, Attention: Pat Welling, for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

                  Section 5.10. Appointment of Paying Agent. A paying agent (the "Paying Agent") appointed hereby shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and the Paying Agent may choose any co-paying agent that is acceptable to the Administrative Trustees, the Property Trustee and the Depositor. Any Person acting as a Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor.' In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company) . The Administrative Trustees shall cause such successor Paying Agent or any co-paying agent appointed by the Paying Agent to execute and deliver to the Administrative Trustees and the Property Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Administrative Trustees and the Property Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it' for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  Section 5.11. Ownership of Common Securities by Depositor. On the Closing Date and on each other date provided for in Section 2.05, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities shall be void; provided, however, that any permitted successor of the Depositor pursuant to Article Six of the Indenture may succeed to the Depositor's ownership of the Common Securities. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE."

                  Section 5.12. Notices to Clearing Agency. To the extent a notice or other communication to the Owners is required under this Trust Agreement, unless and until definitive Preferred Securities Certificates shall have been issued to Owners, pursuant to Section 5.13, the Administrative Trustee and the Property Trustee shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

                  Section 5.13. Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement, but are not interests in specific trust property. The Trust Securities shall have no preemptive rights and when issued and delivered to Securityholders against payment of the purchase price there for will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                    Acts of Securityholders; Meetings; Voting

                   Section 6.01. Limitations on Voting Rights.

                  (a) Except as provided in this Section, in Sections 8.10, 9.02 and 10.02 hereof and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote whatsoever or in any manner otherwise control to any extent tb administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                  (b) So long as any KDSM Senior Debentures are held by the Property Trustee on behalf of the Trust, the Property Trustee or any other Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such KDSM Senior Debentures or the Indenture, (ii) waive any past default under the Indenture, (iii) exercise any right to, or rescind or annul a declaration that, the principal of all KDSM Senior Debentures shall be due and payable, (iv) consent to any amendment, modification or termination of the Indenture, the KDSM Senior Debentures or the Pledge and Security Agreement where such consent shall be required, (v) liquidate the Trust pursuant to Section 9.02(i) or (vi) exercise any right with respect to the Parent Preferred pursuant to the Pledge and Security Agreement, or otherwise, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Value of the Outstanding Preferred Securities and the Property Trustee shall take such action on behalf of the Trust upon such approval; provided, however, that where a consent, waiver or exercise of rights under the Indenture would require the consent of each holder of the KDSM Senior Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Outstanding Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, except pursuant to a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the KDSM Senior Debentures or as to receipt of any notice related to the Parent Preferred or as to which a vote of the Preferred Securities may be required. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

                  (c) So long as the Pledge Agreement is in full force and effect, the Property Trustee or any other Trustee shall not exercise any of the approval, consent, waiver or any other of the rights of the Trust provided to the Trust pursuant to the Pledge Agreement, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Value of the Outstanding Preferred Securities and the Property Trustee shall take such action on behalf of the Trust upon such approval; provided, however, that where a consent, waiver or exercise of rights provided through the Pledge and Security Agreement would require the consent of each Holder of the Preferred Securities affected thereby since it relates to a right which requires the consent of each holder of the KDSM Senior Debentures, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Outstanding Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, except pursuant to a subsequent vote of the Holders of the same required percentage of Preferred Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

                  (d) Subject to Section 10.02(c) hereof, if any proposed amendment to this Trust Agreement provides for, or the Administrative Trustee and the Property Trustee otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Trust Agreement or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in aggregate Liquidation Value of the Outstanding Preferred Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would be classified as an association taxable as a corporation for United States federal income tax purposes.

                  (e) Upon an Event of Default, the Holders of a majority of the aggregate Liquidation Value of the Outstanding Preferred Securities shall have the right to replace any or all of the Trustees of the Trust. So long as such Event of Default shall be continuing, any Trustee selected by the holders of Preferred Securities may only be removed or replaced by the Holders of

Preferred Securities and the Holders of the Common Securities shall have no right to select any Trustees. Upon the termination of waiver of such an Event of Default, the holders of Common Securities shall have the right to replace any or all of the Trustees selected by the holders of Preferred Securities.

                  Section 6.02. Notice of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees in the manner provided by Section 10.08 to each Holder of Preferred Securities of record, at his registered address, at least 30 days and not more than 90 days before the meeting or as otherwise set forth herein. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                  Any and all notices to which any Holders of Preferred Securities hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Holder of Preferred Securities of record at his last known address as recorded on the Securities Register.

                  Section 6.03. Meetings of Preferred Securityholders. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of Preferred Securities of record of 25% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Value) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to the which Holders of Preferred Securities are entitled to vote.

                  Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Value), present in person or by proxy, shall constitute a quorum at any meeting of Holders of Preferred Securities.

                  If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Value) held by the Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Preferred Securities, unless this Trust Agreement requires a greater number of affirmative votes.

                  Section 6.04. Voting Rights. Securityholders shall be entitled to one vote for each $100 of Liquidation Value represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                  Section 6.05. Proxies. Etc. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in Person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in Person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.

                  Section 6.06. Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Value) entitled to vote in respect of such act ion (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

                  Section 6.07. Record Date for Voting and Other Purposes. The Administrative Trustees may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Administrative Trustees prior to the first solicitation of a Holder made by any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 5.08 hereof) prior to such first solicitation or vote, as the case may be; provided, however, that in no event shall any such record date be prior to the date on which the notice of such vote or other action is given. With regard to any record date, only the

Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  Section 6.08. Acts of Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.08.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                  In determining whether the Holders of the requisite Liquidation Value of outstanding Trust Securities have acted in connection with any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement, then for purposes of such determination, if the Trust Securities are registered in the form of one or more global certificates, the Holders entitled to act thereon shall mean the Owners of such Trust Securities.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange there for or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Value of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Value.

                  If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, notice, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                  This Section 6.08 shall not be deemed to supersede, or to impose obligations in addition to, Section 6.05.

                  Section 6.09. Inspection of Records. Subject to Section 5.08 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the other records of the Trust shall be open to inspect ion by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

             Representations and Warranties of the Property Trustee,
              the Administrative Trustees and the Delaware Trustee

                  The Property Trustee, the Administrative Trustees and the Delaware Trustee, each severally on behalf of and as to only itself or himself, as the case may be, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                  (a) the Property Trustee is a national banking association duly organized and validly existing and is in good standing under the laws of the United States;

                  (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (c) this Trust  Agreement has been duly  authorized,  executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) this Trust  Agreement has been duly executed and delivered by each of the Delaware Trustee and the Administrative Trustees and constitutes the valid and legally binding agreement of the Delaware Trustee and the Administrative Trustees, enforceable against the Delaware Trustee and the Administrative Trustees in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (e) the execution, delivery and performance by the Property Trustee of this Trust Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and do not require any approval of stockholders of the Property Trustee and such execution, delivery and performance will not (i) violate the Property Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, governing the banking or trust powers of the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee;

                  (f) the execution, delivery and performance by the Delaware Trustee and the Administrative Trustees of this Trust Agreement will not (i) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust
         Property pursuant to the provisions of any indenture, mortgage or credit agreement, license or other agreement or instrument to which the Delaware Trustee or any of the Administrative Trustees is a party or by which the Delaware Trustee or any of the Administrative Trustees is bound or (ii) violate any law, governmental rule or regulation of the State of Delaware governing the banking or trust powers of the Delaware Trustee or violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing any of the Administrative Trustees, or any order, judgment or decree applicable to the Delaware Trustee or the Administrative Trustees;

                  (g) neither the authorization, execution or delivery by the Property Trustee, the Delaware Trustee or the Administrative Trustees of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee, the Delaware Trustee or the Administrative Trustees (as appropriate in each context) contemplated herein or therein pursuant to this Trust Agreement require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Property Trustee, Delaware Trustee or any of the Administrative Trustees or under the laws of the State of Delaware (excluding securities laws); and

                  (h) there are no  proceedings  pending or, to the best of each of the Property Trustee's, the Administrative Trustees' and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee, the Administrative Trustees or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee, any of the Administrative Trustees or the Delaware Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

                  The Administrative Trustees each severally hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                  (a) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been, duly authorized, and will have been, as of each such date, duly and validly executed, issued and delivered by the Administrative Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

                  (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee, the Delaware Trustee or the Administrative Trustees, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                                  The Trustees

                  Section 8.01.  Certain Duties and Responsibilities.

                  (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, to the extent applicable by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement, including without limitation as set forth under Article VII, or, in the case of the Property Trustee, to the extent applicable in the Trust Indenture Act, or limit the rights of Owners pursuant to Section 508 of the Indenture.

                  Section 8.02. Notice of Defaults. Within five Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner provided in Section 10.08, notice of such default to the Securityholders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  Section 8.03. Certain Rights of Property Trustee. Subject to the provisions of Section 8.01 and except as provided by law:

                  (i) the Property Trustee may conclusively rely upon and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) if (A) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
         (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Preferred Securityholders are entitled to vote to any extent under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor and shall have no liability whatsoever for such action or inaction; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (iii) the Property Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (v) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document; and

                  (vi) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder.

                  Section 8.04. Not Responsible for Recitals or Issuance of Securities. Except as provided in Article VII, the recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness.

                  Section 8.05. May Hold Securities. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                  Section 8.06. Compensation; Fees: Indemnity. The Depositor agrees:

                  (1) to pay to the Trustees from time to time such compensation as the Depositor and the Trustees shall from time to time agree in writing for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law with regard to the compensation of a trustee of an express trust);

                  (2)  except  as  otherwise   expressly   provided  herein,  to
         reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its bad faith, negligence in the case of the Property Trustee, gross negligence in the case of the Administrative Trustees and the Delaware Trustee or willful misconduct; and

                  (3) (a) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, its Affiliates, officers, directors, shareholders, employees, representatives and agents and (ii) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence in the case of the Property Trustee, gross negligence in the case of the Administrative Trustees and the Delaware Trustee or willful misconduct with respect to such acts or omissions.

                  (b) to the fullest extent permitted by applicable law, to advance, from time to time, prior to the final disposition of any claim, demand, action, suit or proceeding for which indemnification is authorized pursuant to subsection (a) above, any expenses (including reasonable legal fees) incurred by an Indemnified Person in defending such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in subsection
         (a) above. This indemnification shall survive the termination of this Trust Agreement.

                  Section 8.07. Corporate Property Trustee Required; Eligibility of Trustees.

                  (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities which is eligible to act as a trustee under the Trust Indenture Act Section 310(a) (1) and which has (a) a combined capital and surplus of at least $250,000,000 and (b) an unsecured or deposit rating of at least investment grade by each of Standard & Poor's Ratings Group and

Moody's Investors Service, Inc. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age :and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law, including the Delaware Business Trust Act.

                  Section 8.08. Conflicting Interests. The Property Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act whether or not the Trust Indenture Act is then applicable to this Trust Agreement, and such provisions are hereby incorporated by reference herein. The Property Trustee shall not be deemed to have a conflicting interest by virtue of the Guarantee Agreement or the Indenture.

                  Section 8.09. Co-Trustees and Separate Trustee. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act, if applicable, or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of Section 8.07.

                  Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                  (1) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees.

                  (2) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (3) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor.

         Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (4) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee. Upon receipt of such Act of Holders, the Property Trustee shall promptly deliver a copy thereof to each such co-trustee and separate trustee.

                  Section 8.10. Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

                  The Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section
8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

                  Unless an Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at any time by Act of the Holder of the Common Securities. If an Event of Default shall have occurred and be continuing, the Relevant Trustee may be removed at such time by Act of the Holders of a majority in aggregate Liquidation Value of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust).

                  If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Relevant Trustee at a time when no Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as the Relevant Trustee at a time when an Event of Default shall have occurred and be continuing, the Holders of the Preferred Securities, by Act of the Securityholders of a majority in Liquidation Value of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and the Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Holders of the Common Securities or the Preferred Securities and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

                  The retiring Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee with respect to the Trust Securities and the Trust and each appointment of a successor Relevant Trustee with respect to the Trust Securities and the Trust to all Securityholders in the manner provided in Section 10.08 and to the Depositor. Each notice shall include the name of the successor Relevant Trustee with respect to the Trust Securities and the Trust and the address of its Corporate Trust Office.

                  In the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor satisfying the eligibility requirement for an Administrative Trustee or a Delaware Trustee, as the case may be, set forth in Section 8.07 hereof). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee or the Delaware Trustee, as the case may be, has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee or the Delaware Trustee, as the case may be, (in which case the vacancy so created will be filled in accordance with the preceding sentence)

                  Section 8.11. Acceptance of Appointment by Successor. In the case of the appointment hereunder of a successor Relevant Trustee with respect to Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee so appointed shall execute and deliver an amendment hereto, together with such other instrument or instruments as may be necessary, wherein each successor Relevant Trustee shall accept such appointment and which amendment (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (2) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such 1= amendment shall constitute such Relevant Trustees co-trustees of the same trust and that each such Relevant Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee; and upon the request of the Depositor, the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of all amounts due to it hereunder, duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property (including legal title thereto, in the case of a retiring Property Trustee), all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust; and upon execution and delivery of such amendment and instrument, the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust.

                  Upon request of any such successor Relevant Trustee, the Administrative Trustees on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                  No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article VIII.

                  Section 8.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or, if not a natural person, the Delaware Trustee or any Administrative Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, without the execution or filing of any paper or any further act on the part


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of any of the parties hereto;  provided such Person shall be otherwise qualified and eligible under this Article.

                  Section 8.13. Preferential Collection of Claims Against Depositor or Trust. If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the KDSM Senior Debentures or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act (whether or not then applicable to the Trust Agreement) regarding the collection of claims against the Depositor or the Trust (or any such other obligor).

                  Section 8.14.  Reports by Property Trustee.

                  (a) Within 60 days after May 15 of each year  commencing  with
May 15, 1997, the Property Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Securities Register,
(i) as provided in Trust Indenture Act Section 313 (c), and to the Depositor, a brief report dated as of such May 15 in accordance with and to the extent required by Trust Indenture Act Section 313(a) and (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such May 15 or, if the Property Trustee has not complied in any material respect with such obligations, a description of such non-compliance.

                  (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Depositor.

                  Section 8.15. Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) (whether or not then applicable to the Trust Agreement) and the compliance certificate required by Section 314 of the Trust Indenture Act (whether or not then applicable to the Trust Agreement) in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act (whether or not then applicable to the Trust Agreement).



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                  Section   8.16.   Evidence  of  Compliance   with   Conditions
Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act (whether or not then applicable to the Trust Agreement). Any certificate or opinion required to be given by an officer pursuant to Section 314(c) of the Trust Indenture Act shall comply with Section 314(e) of the Trust Indenture Act.

                  Section 8.17.  Number of Trustees.

                  (a) The number of Trustees shall be four and shall consist of one Delaware Trustee, one Property Trustee and two Administrative Trustees (provided that the Depositor (or the holders of a majority in Liquidation Amount of the Preferred Securities upon an Event of Default), by written instrument may increase or decrease the number of Administrative Trustees)

                  (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

                  (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an
Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                  Section 8.18.  Delegation of Power.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2. 07 (a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the


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



name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  Section 8.19. Outside Business. Any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Trustee shall have the right to take for its own account (individually as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

                                   ARTICLE IX

                           Dissolution and Liquidation

                  Section 9.01. Dissolution Upon Expiration Date. The Trust shall automatically dissolve and its affairs be wound up on March 15, 2015 (the "Expiration Date") following the distribution of the Trust Property in accordance with Section 9.04.

                  Section 9.02. Early Dissolution. Upon the first to occur of any of the following events (such first occurrence, an "Early Dissolution Event")

                  (i) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, Sinclair or one or more of its Subsidiaries which in the aggregate own more than 50% of Sinclair's consolidated assets;

                  (ii) the occurrence of a Tax Event or Investment Company Act Event and a related required redemption of the Preferred Securities for cash or (in the case of a Tax Event) the distribution of the KDSM Senior Debentures to Securityholders upon confirmation of the Parent Debenture Guarantee by Sinclair and in accordance with Section 4.02, as the case may be;

                  (iii) the redemption of all of the Preferred Securities whether for cash or property; and

                  (iv) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

then the Administrative Trustee and the Property Trustee shall take such action as is required by Section 4.02 or Section 9.04, as applicable. The Trust may only be dissolved pursuant to an Early Dissolution Event described in Section 9.02(i) with the consent of the Holders of a Majority in Liquidation Value of the Outstanding Preferred Securities.

                  Section 9.03. Dissolution. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall dissolve upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (ii) the payment of any expenses owed by the Trust; (iii) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (iv) the filing with Delaware Secretary of State of a certificate of cancellation for the Trust upon the completion of winding up following the dissolution of the Trust.

                  Section 9.04.  Liquidation.

                  (a) (i) If an Early Dissolution Event (other than a Tax Event covered by clause (ii)) occurs or due to the Expiration Date, the Depositor, as holder of the Common Securities, chooses to cause the liquidation of the Trust, the Trust Property shall be liquidated, and the Trust shall be dissolved and its affairs be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution and winding-up of the Trust and its affairs (the "Liquidation Date"), the Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of all liabilities to creditors, an amount equal to the Liquidation Value per Trust Security plus accrued and unpaid Distributions thereon to the date of payment whether or not earned or declared (such amount, and the amount described as being paid in clause (d) below, being the "Liquidation Distribution"). If, upon any such dissolution and winding-up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, the amounts available to be paid by the Trust on the Preferred Securities shall be paid first to the Holders of Outstanding Preferred Securities on a pro rata basis (based upon Liquidation Values); and second, to the extent assets are available, to the Holders of Outstanding Common Securities upon any such dissolution, winding-up or termination on a pro rata basis.

                  (ii) If a Tax Event occurs and the Depositor as holder of the Common Securities elects to have the Trust liquidated, the Trust shall be liquidated by the Administrative and Property Trustee as expeditiously as such Trustees determine to be appropriate by distributing to each Securityholder, after satisfaction of liabilities to creditors, and confirmation that the Parent Debenture Guarantee is effective, a Like Amount of the KDSM Senior Debentures (and Additional Amounts and Registration Default Distributions if applicable), subject to Section 9.04(d) provided, however, that the Administrative Trustee and the Property Trustee shall be permitted to follow the direction of the holders of a majority of the Common Securities to dissolve the Trust and distribute the KDSM Senior Debentures to Holders of Trust Securities in accordance with this Section 9.04 only if (1) Sinclair confirms that its full and unconditional Parent Debenture Guarantee of the KDSM Senior Debentures will be effective upon such distribution of KDSM Senior Debentures and (2) the Trust shall have received an opinion of independent legal counsel experienced in such matters to the effect that the Holders of Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such distribution. Notice of liquidation shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                  (A)      state the Liquidation Date;

                  (B) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent the assets to be paid to the holders of Trust Securities upon liquidation of the Trust; and

                  (C) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for the KDSM Senior Debentures, or receive a Liquidation Distribution, as the case may be, as the Administrative Trustees or the Property Trustee shall deem appropriate.

                  (b)      Except where Section 9.04(d) applies, in order to


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



effect the liquidation of the Trust and distribution of the KDSM Senior Debentures to Securityholders, the Property Trustee shall establish such procedures as it shall deem appropriate to effect the distribution of the KDSM Senior Debentures in exchange for the Outstanding Trust Securities Certificates.

                  (c)  Except  where   Section   9.04(d)   applies,   after  the
Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) if the Trust holds the KDSM Senior Debentures, certificates representing the KDSM Senior Debentures will be issued pro rata to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) KDSM, Inc. shall use its reasonable efforts to (x) have the KDSM Senior Debentures listed on the New York Stock Exchange or on such other exchange (if any) as the Preferred Securities are then listed, (y) have the KDSM Senior Debentures held through the Depositary and (z) take any reasonable action necessary to effect the distribution of the KDSM Senior Debentures, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent the pro rata share of KDSM Senior Debentures or other assets to be distributed upon surrender of the Trust Securities, accruing interest (to the extent applicable) from the last Distribution Payment Date on which a Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments or interest or principal will be made to Holders of Trust Securities Certificates with respect to such KDSM Senior Debentures) and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive the KDSM Senior Debentures upon surrender of Trust Securities Certificates.

                  (d) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the KDSM Senior Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, and its affairs be wound-up, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution and winding-up of the Trust and its affairs, the Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Value per Trust Security plus accrued and unpaid Distributions thereon to the date of payment whether or not earned or declared. If, upon any such dissolution and winding-up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate

Liquidation Distribution, then, the amounts available to be paid by the Trust on the Preferred Securities shall be paid first to the Holders of Outstanding Preferred Securities on a pro rata basis (based upon Liquidation Values); and second, to the extent amounts remain, to the Holders of Outstanding Common Securities upon any such dissolution, winding-up or termination on a pro rata basis.

                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Limitation of Rights of Securityholders. The death or incapacity of any person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  Section 10.02.  Amendment.

                  (a) This Trust Agreement may be amended from time to time by the Administrative Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States federal income tax purposes as an association taxable as a corporation at any time that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended; provided, however, that such amendment or action shall not adversely affect the rights of any Securityholder and, in the case of clause
(i), any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

                  (b) Except as provided in Section 10.02(c) hereof, any provision of this Trust Agreement may be amended by the Administrative Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Values) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of


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



Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for federal income tax purposes or cause the Trust to fail or cease to qualify for an exemption from the status of an "investment company" under the Investment Company Act of 1940, as amended.

                  (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount, timing, place of payment or currency of any Distribution or Liquidation Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution or Liquidation Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date, (iii) modify the first sentence of Section 2.06 hereof, (iv) authorize or issue any interest in the Trust other than as contemplated by this Agreement as of the date hereof,
(v) change the Redemption Price or modify the provisions of Section 4.02 hereof or (vi) affect the limited liability of any holder of Preferred Securities; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), the proviso in the first sentence of Section 6.01(b) hereof and paragraphs (b), (c) and (d) of this Section 10.02 may not be amended.

                  (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for an exemption from status of an "investment company" under the Investment Company Act of 1940, as amended.

                  (e) Notwithstanding anything in this Trust Agreement to the contrary, without the written consent of the Depositor, the Property Trustee or the Delaware Trustee, as the case may be, this Trust Agreement may not be amended in a manner which imposes any additional obligation on, or effects any rights, liabilities or indemnifications of, the Depositor, the Property Trustee or the Delaware Trustee, as the case may be.

                  (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor, the Property Trustee and the Delaware Trustee, a copy of such amendment.

                  Section 10.03.  Agreement to be Bound.  Each Person, by
virtue of having become a Securityholder or an Owner in accordance with the terms of this Trust Agreement, without any signature or further manifestation of assent, shall be deemed to have expressly and unconditionally assented and agreed to the terms of, and shall be bound by, this Trust Agreement, the Guarantee Agreement and the Indenture.

                  Section 10.04. Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 10.05. GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Section 10.06. Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Trust or the Relevant Trustee or both, including any successor by operation of law.

                  Section 10.07. Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

                  Section 10.08. Notice and Demand. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Holder of Preferred Securities, to such Holder of Preferred Securities as such Securityholder's name and address may appear on the Securities Register and (ii) in the case of the Holder of Common Securities or the Depositor, to KDSM, Inc. c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211 Attention: Treasurer. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

                  Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee , the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee,

First Union National Bank of Maryland, 901 East Cary Street, Richmond, Virginia 23219, Attention: Corporate Trust Department; (ii) with respect to the Delaware Trustee, First Union Bank of Delaware, One Rodney Square, 1st Floor, 920 King Street, Wilmington, DE 19801, Attention: Corporate Trust Administration, and
(iii) with respect to the Administrative Trustees, David D. Smith and David B. Amy, 2000 W. 41st Street, Baltimore, Maryland 21211. Such notice, demand or other communication to or upon the Trust or any Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or any Trustee.

                  Section 10.09. Agreement Not to Petition. Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the Federal Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.09, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded there from and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.09 shall survive the termination of this Trust Agreement.

                  Section 10.10. Trust Indenture Act; Conflict with Trust Indenture Act. As of the date hereof:

                  (a) this Trust Agreement shall as a matter of contract be subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions; and

                  (b) if and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  Section 10.11. Reports. Whether or not Sinclair or the Trust is subject to Section 13(a) or 15(d) of the Exchange Act, the Depositor shall send to the Holders of Preferred

Securities copies of the annual reports, quarterly reports and other documents which Sinclair would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if Sinclair were so subject, such documents to be filed with the Commission to the extent permitted under the Exchange Act on or prior to the respective dates (the "Required Filing Dates") by which Sinclair would have been required so to file such documents if Sinclair were so subject. KDSM, Inc. will also in any event (x) within 15 days of each Required Filing Date transmit by mail to all holders of the Outstanding Preferred Securities, as their names and addresses appear in the register, without cost to such holders, copies of the annual reports, quarterly reports and other documents which Sinclair would have been required to file with the Commission pursuant to
Section 13(a) or 15(d) of the Exchange Act if Sinclair were subject to such Sections and (y) if filing such documents by Sinclair with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective holder at the Trust's cost. Any such documents sent to the holders of Outstanding Preferred Securities shall also include financial information regarding KDSM, Inc. and the Trust to the extent information regarding KDSM, Inc. and the Trust would be required to be included in a registration statement relating to the Preferred Securities and the KDSM Senior Debentures if such securities were being issued to the public.

                  Section 10.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  Section 10.13. Third Party Beneficiaries. The banks under the Bank Credit Agreement and all holders of the Existing Notes are third party beneficiaries of Section 4.08 of this Trust Agreement and are entitled to rely thereon as if a party thereto.

                                                KDSM, INC,
                                                as Depositor

                                                By: /s/ David D. Smith
                                                   -----------------------------
                                                Name:   David D. Smith
                                                Title:  President


                                                FIRST UNION NATIONAL BANK OF
                                                     MARYLAND,
                                                     as Property Trustee

                                                By: /s/ Patricia A. Welling
                                                   -----------------------------
                                                Name:   Patricia A. Welling
                                                Title:  Property Trustee


                                                FIRST UNION BANK OF DELAWARE,
                                                     as Delaware Trustee

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:


                                                \s\ David D. Smith
                                                --------------------------------
                                                    David D. Smith
                                                     as Administrative Trustee


                                                \s\ David B. Amy
                                                --------------------------------
                                                    David B. Amy,
                                                     as Administrative Trustee

                                                                       EXHIBIT A


                    CERTIFICATE OF TRUST OF SINCLAIR CAPITAL


                  THIS Certificate of Trust of Sinclair Capital (the "Trust"), dated as of February 24, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del.C. Section.3801, et seq.).

     1. Name. The name of the business trust formed hereby is Sinclair Capital.

     2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are First Union Bank of Delaware, One Rodney Square, 920 King Street, Wilmington, DE 19801, Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned trustees of the Trust have executed this Certificate of Trust as of the date first-above written.

                                   FIRST UNION NATIONAL BANK OF MARYLAND,
                                   as trustee


                                   By:  /s/  Patricia A. Welling
                                      ---------------------------------------
                                       Name:  Patricia A. Welling
                                       Title: Vice President


                                   FIRST UNION BANK OF DELAWARE, as trustee


                                   By:  /s/  Stephen J. Kaba
                                       --------------------------------------
                                       Name:   Stephen J. Kaba
                                       Title: Vice President


                                   DAVID B. AMY, as trustee

                                        /s/  David B. Amy
                                   ------------------------------------------

                                                                       EXHIBIT B

                     BOOK-ENTRY-ONLY CORPORATE EQUITY ISSUES


                            Letter of Representations


                                Sinclair Capital
                                [Name of Issuer]


                      First Union National Bank of Maryland
                                 [Name of Agent]



                                                                  March 12, 1997
Attention:  General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street; 49th Floor
New York, NY 10041-0099

Re:  $200,000,000 11 5/8% High Yield Trust Offered Preferred
Securities ("HYTOPS"); CUSIP number:  829230200



Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Issuer is selling the Securities to Smith Barney Inc. and Chase Securities Inc. (collectively, the "Initial Purchasers") pursuant to a Purchase Agreement dated March 5, 1997 (the "Document"). Initial Purchasers will take delivery of the Securities through The Depository Trust Company ("DTC"). First Union National Bank of Maryland, the property trustee of the Issuer, is acting as transfer agent, paying agent and registrar with respect to the Securities (the "Trustee" or the "Agent").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

         1. Prior to closing on the Securities on March 12, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each of the Securities with the offering value set forth on Schedule A hereto, the total of which represents 100% of the offering value of such Securities. If, however, the offering value of any Security exceeds $200 million, one certificate will be issued with respect to each $200 million of offering value and an additional certificate will be issued with respect to any remaining offering value. If the Securities will be held by a DTC FAST Agent, as custodian for DTC, such Security certificate shall remain in Agent's custody pursuant to the provisions of the FAST Balance Certificate Agreement currently in effect between Agent and DTC. Each Security certificate shall bear the legend below:

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. Issuer (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

         3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 7.

         4. In the event of a stock split, recapitalization, conversion, or any similar transaction resulting in the cancellation of all or any part of the Securities represented thereby, the Agent shall send DTC a notice of such event as soon as practicable, but in no event less than five business days prior to the effect date of such transaction.

         5. In the event of a full or partial redemption, Issuer or Agent shall send a notice to
                                       -2-

DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (E.G. legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall not be less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                           Manager, Call Notification Department
                           The Depository Trust Company
                           711 Stewart Avenue
                           Garden City, NY  11530-4719

         6. In the event of an offering or issuance of rights with respect to the Securities outstanding, Agent shall send DTC a notice specifying: (a) the amount of and conditions, if any, applicable to such rights offering or issuance; any applicable expiration or deadline date, or any date by which any action on the part of holders of such Securities is required; and (c) the Publication Date of such notice.

         The Publication Date will be as soon as practicable after the announcement by the Company of any such offering or issuance of rights with respect to the Securities represented thereby. DTC requires that the Publication Date be not less than 30 days nor more than 60 days prior to the related payment date, distribution date, or issuance date, respectively.

         7. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in Paragraph 5. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709- 1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager, Reorganization Department
                           Reorganization Window
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, NY  10004-2695

         8. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities (listed on Schedule A hereto) and the accompanying description of such Securities, which, as of the date of this letter, is "Sinclair Capital 11 5/8% High Yield Trust Offered Preferred Securities ("HYTOPS").

         9. Issuer or Agent shall provide written notice to a standard dividend announcement service subscribed to by DTC. In the event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the payment information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or (212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager, Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY  10004-2695

         After establishing the dollar payment to be made on the Securities in question, agent will notify DTC's Dividend Department of the payment and payment date preferably five, but not less than two, business days prior to the effective date for such transaction.

         10. Issuer or Agent shall provide no later than noon (Eastern Time) automated notification of CUSIP-level detail for dividend payments to DTC on the payment date.

         11. Dividend payments and cash distributions shall be received by Cede & Co. as nominee as of DTC, or its registered assigns, in same-day funds or the equivalent no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                           The Chase Manhattan Bank
                           ABA #021 000 021
                           For credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Dividend Deposit Account #066-026776

         12. Redemption payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds by 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                           The Chase Manhattan Bank
                           BA #021 000 021
                           For credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Redemption Deposit Account #066-027306

         13. Reorganization payments resulting from corporate actions (such as tender offers or mergers) shall be received by Cede & Co., a nominee of DTC, or its registered assigns, in same- day funds by 2:30 p.m. (Eastern Time) on payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired as follows:

                           The Chase Manhattan Bank
                           BA #021 000 021
                           For credit to a/c Cede & Co.
                           c/o The Depository Trust Company
                           Reorganization Deposit Account #066-027608


         14. DTC may direct  Issuer or Agent to use any other  number or address
as  the  number  or  address  to  which   notices  or  payments  of   dividends,
distributions, or redemption proceeds may be sent.

         15. In the event of a redemption, acceleration, or any other similar transaction (E.G., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

         16. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certified Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         17. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing

Securities to any DTC Participant having Securities credited to its DTC accounts.

         18. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

         19. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally and Contractually Restricted Securities,(1) eligible for transfer under Rule 144A under the Securities Act of 1993, as amended (the "Securities Act"), and identified by a CUSIP or CINS identification number that was different from any CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

         20. Issuer represents that the Securities are included within the Private Offerings, Resales and Trading through Automated Linkages Market, a Self-Regulatory Organization system approved by the Securities Exchange Commission for the reporting quotation and trade information of securities eligible for transfer pursuant to Rule 144A (an "SRO Rule 144A System").

         21. Issuer and Agent acknowledge that if the Securities cease to be included in an SRO Rule 144A System during any period in which the Securities are Legally or Contractually Restricted Securities, the Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under any of the aforementioned circumstances, at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

         22. Issuer and Agent acknowledge that so long as Cede & Co. is a record owner of

--------
(1) "Legally Restricted Security" is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A, Rule 144 or in a transaction exempt from the registration requirements of the Securities Act pursuant to
     Section 4 of the Securities Act and not involving any public offering; PROVIDED, HOWEVER, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depository receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."

the Securities, Cede & Co. shall be entitled to all applicable voting rights and to receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A;
(b)of other exemptions from registration under the Securities Act or of any other state or federal securities laws; or (c) of the offering documents.

         23. The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

         24. On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

         25. On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC systems to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern
Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

         26. Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

         27. It is understood that if the holders of the Securities shall at any time have the right to tender the Securities to Issuer and require that issuer repurchase such holders' Securities pursuant to the Document and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner, is entitled to tender the Securities, such tenders will be effected by means of DTC's Repayment Option Procedures. Under the Repayment Option Procedures, DTC will receive during the applicable tender period instructions from its Participants to tender Securities for purchase. The undersigned agree that such tender for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Trustee, as agent for Issuer, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that promptly after the recording of any such book-entry credit, it will provide to Trustee, as agent for Issuer, an Agent Receipt ad Confirmation or the equivalent in accordance with the Repayment Option Procedures; identifying the Securities and the aggregate principal amount thereof as to which such tender for purchase has been made.

         28. Trustee or Issuer shall send DTC a notice regarding such optional tender by hand or by a secure means (e.g., legible facsimile transmission, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall not be less than 15 days prior to the expiration date of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period.

         29. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:

                                   Supervisor, Put Bond Unit
                                   Reorganization Department
                                   The Depository Trust Company
                                   7 Hanover Square - 23rd Floor
                                   New York, NY  10004-2695

If sent by facsimile transmission, such notice shall be sent to (212) 709-6895. Trustee or Issuer shall confirm DTC's receipt of such facsimile transmission by telephoning (212) 709-1470.

                      [Signatures Begin on Following Page]

                                      Very truly yours,


                                      SINCLAIR CAPITAL
                                      (Issuer)


                                      By:  /s/ David B. Amy
                                           --------------------------------
                                           (Authorized Trustee's Signature)


                                      FIRST UNION NATIONAL BANK OF
                                      MARYLAND
                                      (Agent)



                                      By:  /s/ Patricia A. Welling
                                           --------------------------------
                                           (Authorized Officer's Signature)


Received and Accepted:
THE DEPOSITORY TRUST COMPANY


By:  /s/ Richard B. Nesson
     -----------------------

cc:      Underwriter
         Underwriter's Counsel

                                                                      SCHEDULE A



Sinclair Capital $200,000,000 11 5/8% High Yield Trust Preferred
Securities                               (Describe Issue)


CUSIP Number                   Share Total                   Offering ($) Value

 829230200                      2,000,000                       $200,000,000

                                                                      SCHEDULE B


                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                       -----------------------------------

 (PREPARED BY DTC--BRACKETED MATERIAL MAY BE APPLICABLE ONLY TO CERTAIN ISSUES)

         1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participant's accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participant's records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may nor may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, to Indirect Participants, and by Direct and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         [6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest if each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts in the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

         8. Redemption proceeds, distributions, and dividend payments on the Securities will be made to Cede & Co., as nominee of DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, a and dividends t DTC is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of Cede & Co., and disbursement of such payments to Direct Participants shall be the responsibility of Direct and Indirect Participants.

         [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered securities to [Tender/Remarketing Agent's DTC account.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                                       EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                                   Number of Common Securities
       C-1                                                       62,000

                    Certificate Evidencing Common Securities

                                       of

                                SINCLAIR CAPITAL

                                Common Securities
               (liquidation amount U.S. $100 per Common Security)

                  Sinclair Capital, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that KDSM, Inc. (the "Holder") is the registered owner of 62,000 common securities of the Trust representing beneficial interests in the assets of the Trust and designated the Common Securities (liquidation amount U.S. $100 per Common Security) (the "Common Securities"). In accordance with, and except as provided by, Section
5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of March 12, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Common Securities are solely payable by the Trust from the Trust Property (as defined in the Trust Agreement). The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder hereof is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 12th day of March, 1997.

                                                 SINCLAIR CAPITAL


                                                 By:  \s\ David B. Amy
                                                      --------------------------
                                                          David B. Amy
                                                          Administrative Trustee


Registered and Countersigned by
FIRST UNION NATIONAL BANK OF MARYLAND
as Securities Registrar

By:  \s\ Patricia A. Welling
     -------------------------------
         Patricia A. Welling

                                                                       EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

                  AGREEMENT dated as of March 12, 1997, between KDSM, Inc., a Maryland corporation ("KDSM, Inc.") and Sinclair Capital, a Delaware business trust (the "Trust")

                  WHEREAS, the Trust intends to issue and sell its Common Securities (the "Common Securities") to and receive the KDSM Senior Debentures from KDSM, Inc. and to issue and sell Sinclair Capital 11 5/8% High Yield Trust Originated Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of March 12, 1997 as the same may be amended from time to time (the "Trust Agreement");

                  WHEREAS,   KDSM,  Inc.  is  the  issuer  of  the  KDSM  Senior
Debentures;

                  NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase Sinclair and KDSM, Inc. hereby agree shall benefit Sinclair and KDSM, Inc. and which purchase Sinclair and KDSM, Inc. acknowledge will be made in reliance upon the execution and delivery of this Agreement, Sinclair, KDSM, Inc. and the Trust hereby agree as follows:

                                    ARTICLE I

                  Section 1.01. Guarantee by KDSM Inc. Subject to the terms and conditions hereof, KDSM, Inc. hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Creditors") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Creditors. As used herein, "Obligations" means any indebtedness, expenses or liabilities, whether contingent or actual, of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or Common Securities (as defined in the Trust Agreement) in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or Common Securities, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, the holders of Preferred Securities and all such Creditors, whether or not such Creditors have received notice hereof.

                  Section  1.02.   Term  of  Agreement.   This  Agreement  shall
terminate and be of no further force and effect upon the date on which the Trust terminates and there are no Creditors remaining;

provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Creditor must restore payment of any sums paid under any Obligation for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

                  Section 1.03. Waiver of Notice. KDSM, Inc. hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and Sinclair hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

                  Section 1.04. No Impairment. The obligations, covenants, agreements and duties of KDSM, Inc. under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                  (b) any failure, omission, delay or lack of diligence on the part of the Creditors to enforce, assert or exercise any right, privilege, power or remedy conferred on the Creditors with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                  (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

                  There shall be no obligation of the Creditors to give notice to, or obtain the consent of, KDSM, Inc. with respect to the happening of any of the foregoing.

                  Section 1.05. Enforcement. A Creditor may enforce this Agreement directly against KDSM, Inc. and KDSM, Inc. waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against KDSM, Inc.

                                   ARTICLE II

                  Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of KDSM, Inc.

and shall inure to the benefit of the Creditors.

                  Section 2.02. Amendment. So long as there remains any Creditor or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Creditor or to the holders of the Preferred Securities.

                  Section 2.03. Third Party Beneficiaries. The Creditors and the holders of Preferred Securities shall be third party beneficiaries of this Agreement, including, but not limited to, the provisions of Section 1.01 and this Section 2.03 and shall be entitled to rely thereon as if a party thereto.

                  Section   2.04.   Notices.   Any  notice,   request  or  other
communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

                           To:      KDSM, Inc.
                                    c/o Sinclair Broadcast Group, Inc.
                                    2000 West 41st Street
                                    Baltimore, Maryland 21211
                                    Attention: Treasurer

                                    With a copy to:

                                    Thomas & Libowitz, P.A.
                                    USF&G Tower, 100 Light Street, Suite 1100
                                    Baltimore,Maryland  21202
                                    Attention:  Wayne C. Davis, Esq.

                                    With a copy to:

                                    Wilmer Cutler & Pickering
                                    100 Light Street
                                    Baltimore,Maryland 21202
                                    Attention:  John B. Watkins, Esq.

                           To:      Property Trustee
                                    First Union National Bank of Maryland
                                    901 East Cary Street
                                    Richmond, Virginia 23219
                                    Facsimile No. : 804-788-9661
                                    Attention:  Corporate Trust Department

                                    With a copy to:

                                    Administrative Trustees
                                    2000 West 41st Street
                                    Baltimore, Maryland

                  Section 2.04 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                  THIS AGREEMENT is executed as of the day and year first above written.

                                                         KDSM, Inc.
                                                         By: \s\ David D. Smith
                                                            --------------------
                                                         Name:   David D. Smith
                                                         Title:  President

                                                         SINCLAIR CAPITAL
                                                         By: \s\ David B. Amy
                                                            --------------------
                                                         Name:   David B. Amy
                                                         Title:  President

                                                                       EXHIBIT E

IF THIS IS A GLOBAL SECURITY, INSERT - - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS
REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE.DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED TN THE TRUST AGREEMENT.

IF DTC IS ACTING AS THE DEPOSITARY, INSERT - - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[IF THE SECURITY IS A RESTRICTED PREFERRED SECURITY, INSERT -THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE PROPERTY TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE PROPERTY TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         Certificate Number                     Number of Preferred Securities
                                                            2,000,000

                                                            CUSIP NO.
                                                           (         )

                   Certificate Evidencing Preferred Securities

                                       of

                                SINCLAIR CAPITAL

            11 5/8% High Yield Trust Originated Preferred Securities
              (liquidation amount U.S. $100 per Preferred Security)

                  Sinclair Capital, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 2,000,000 preferred securities of the Trust representing a beneficial interest in the assets of the Trust and designated the Sinclair Capital 11 5/8% High Yield Trust Originated Preferred Securities (liquidation amount U.S. $100 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.05 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of March 12, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The Preferred Securities are solely payable by the Trust from the Trust Property (as defined in the Trust Agreement). The holder of this certificate is entitled to the benefits of the Parent Guarantee Agreement entered into by Sinclair Broadcast Group, Inc., a Maryland corporation, and First Union National Bank of Maryland, as guarantee trustee, dated as of March 12, 1997 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee Agreement to the Holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon  receipt  of  this   certificate,   the  holder  of  this
certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this 12th day of March, 1997.

                                                       Sinclair Capital

                                                       By: \s\ David B. Amy
                                                           ---------------------
                                                               David B. Amy
                                                       Administrative Trustee


Registered and Countersigned by
First Union National Bank of Maryland,
as Securities Registrar

By: \s\ Patricia A. Welling
  ---------------------------
    Patricia A. Welling

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:___________________

Signature: ____________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                                                       EXHIBIT F

              [Form of Restricted Securities Transfer Certificate]

                   RESTRICTED SECURITIES TRANSFER CERTIFICATE

                   (For transfers pursuant to Section 5.05 of
                     the Trust Agreement referred to below)


First Union National Bank of Maryland,
  as Securities Registrar
901 East Cary Street
Richmond, Virginia 23219

                  Re: 11 5/8% High Yield Trust Originated Preferred Securities (the "Securities")

         Reference is made to the Amended and Restated Trust Agreement, dated as of March 12, 1997 (the "Trust Agreement"), among KDSM, Inc., as Depositor, First Union National Bank of Maryland, as Property Trustee, First Union Bank of Delaware, as Delaware Trustee and the Administration Trustees named therein. Terms used herein and defined in the Trust Agreement or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to $______________ aggregate liquidation amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities")

         CUSIP No(s). _________________________

         CERTIFICATE No(s). ___________________

         CURRENTLY IN BOOK-ENTRY FORM:  Yes ___ No ___ (check one)

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Global Security, they are held through a Depositary (except in the name of "DTC") or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

(1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

         (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

         (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

(2)      Rule 144 Transfers.  If the transfer is being effected pursuant to Rule
         144:

         (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule
                  144) has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs
                  (e), (f) and (h) of Rule 144;

         (B) the transfer is occurring after a holding period by the Owner of at least two years has elapsed since the date the Specified Securities were acquired from the Company or from an affiliate (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company; or

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the "Initial Purchaser" (as defined in the Trust Agreement relating to the Trust to which the Securities were initially issued).

Dated:   _______________

                                        (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                                         By: ___________________________________

                                                 Name:

                                                 Title:

                                        (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.